Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Salt Blockchain Inc. (the “Company”) for the fiscal year ended December 31, 2021 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify that, to such officer’s knowledge:

(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Date: June 23, 2022	By:	/s/ Justin English
Justin English
Chief Executive Officer
(principal executive officer)

Date: June 23, 2022	By:	/s/ Dustin Hull
Dustin Hull
Chief Financial Officer
(principal financial officer and
principal accounting officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.